Exhibit 10.42

阶段名称:对公经办员调查  处理人:周川
Step Name： Investigator of business client  Investigator: Chuan Zhou
提交动作：提交风险管理部审 现有工作15件
Submitting Action: Submitted to Department of Risk Management for review; Current workload: 15 cases
收到时间:2010/12/22 09:01:25   完成时间:2010/12/22 14:29:31
Received Time: 2010/12/22 09:01:25 Completed Time: 2010/12/22 14:29:31
审批意见: Opinion：
同意 Approved
建议内容：Suggested Content：
该司于2010年5月在我行获批500万美元国际业务周转额度，用于开立进口信用证；9月份单笔叙作一笔进口开证，金额为日元289850000元，10%保证金，敞口折合美元约310万。

On May，2010，The company obtained a credit line of $5,000,000 for its international business, to be used for opening import credit letters. In September, the company used an amount of JPY 289,800,000, with 10% security deposit. The exposure is approximately $3.1 million USD.

原500万美元额度项下业务均已结清，现余额为单笔信用证日元289850000元。
The original $5 million USD line is already settled, now with only the single letter of credit of JPY 289,850,000.
现拟为该司申请总额为700万美元的国际业务周转授信额度，同时申报进口押汇额度700万美元。该额度覆盖原有500万美元额度，暂时冻结310万美元，该司实际可用敞口390万美元。待2011年2月5日该司单笔信用证到期后解冻。
Now the company applies for a total amount of $7 million USD line of credit for its international business, meanwhile, declares the import bill of $7 million USD. This amount includes the $5 million USD line of credit, temporarily freeze of $3.1 million USD. The actual exposure is $3.9 million USD. The freezing amount will be released on February 5th, when the single amount line of credit is expired.
以上方案可否？请审批
Please authorize if the above plan is feasible.

业务品种：国际业务周转授信额度 申请额度币种: 美元 申请总额度: 7,000,000.00； 批准额度: 7,000,000.00； 申请利率浮动幅度(%): 0； 批准利率浮动幅度(%): 0； 额度到期日: 2011/12/21；
Type of business: international business line of credit
Type of currency: USD
Total applied amount: 7,000,000.00;
Applied floating rate of interests: 0;
Expiration date of the amount: 2011/12/21
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阶段名称:分行风险管理部审批(对公)
Step Name：Branch Risk Management Department (for business client)
提交动作：提交行长审批
Submitting Action: Submitted to the manager of the branch.
收到时间:2010/12/22 14:32:12   完成时间:2010/12/22 14:42:24

Received Time: 2010/12/22 14:32:12; Completed Time: 2010/12/22 14:42:24

审批意见: Opinion：
同意 Approved

出帐先决条件及贷后管理要求:
Conditions before the credit release and management requirements after the credit release:

授信前提条件：开证期限不超过3个月；单笔开证金额不超过150万美元。\r\n    贷后管理条件：1、关注申请人经营变动情况及他行授信态度变化；2、视国际业务结算量、叙做保付盈业务等综合回报情况及时调整授信策略。\r\n
Conditions before the credit release: the period of the letter of credit shall not exceed 3 months; Any single amount shall not exceed $1.5 million USD. \r\n
Management requirement after the credit release: 1. pay attention to applicant business operation change and other credit altitude change; 2.adjust the credit policy according to the international business settlement amount.

建议内容：
Suggested content:

申请人深圳市协勤实业有限公司为美国上市公司Sinohub. Inc.在深圳的三级子公司，主营各种IC代理、自营进口业务及手机主板的采购和国内外销售、为电子元器件代理分销商提供集成供应链服务。截至2010年9月，申请人总资产32020万元，净资产22758万元，销售收入75516万元，净利润5154万元。近年来，申请人经营规模呈较快增长态势。
The applicant, SinoHub SCM Shenzhen, Ltd., is the 3rd level subsidiary of the public company SinoHub, Inc, listed on NYSE Amex. Its main business is the agent for IC, import business, and mobile phone PCBA purchase and international sales, electronic components distribution and integrated supply chain management service. By September 2010, applicant’s total asset is 320,200,000Yuan, net asset of 227,580,000 Yuan, sale income of 755,160,000 Yuan, and net profit of 51,540,000 Yuan. Recent years, the business scale is increasing tremendously.
申请人现在银行用信余额1.8亿元，主要品种为进口开证。信用状态正常。
Applicant’s bank credit balance is 180 million Yuan, mainly used for import letter of credit. The credit status is normal.
    申请人为我行存量客户，2010年4月在我行获批信用证敞口额度500万美元（冻结200万元）。2010年9月，该司在我行叙做单笔信用证350万美元，其中占用敞口USD310万元，条件为冻结原有全部敞口额度。目前，该司在我行信用证敞口余额为310万美元。
原授信期间，申请人在我行结算量及日均存款贡献一般，前台部门反映，本笔授信如获通过，公司在我行年国际业务将达5000万美元以上，并可叙做保付盈业务。

Applicant is our banking customer. On April 2010, the Bank proved $5 million USD line of credit (Freezing amount of $2 million USD) to the customer. On September 2010, the company used $3.5 million USD as the single letter of credit, among this amount, $3.1 million USD is used from the line of credit, with the condition to freeze all the exposure amount. Currently, the credit exposure amount is $3.1 million USD.

During the period of original loan, the company’s daily deposit and contribution is not much. If this credit is passed, the company will reach $50 million USD or more.

     综上述，拟同意给深圳市协勤实业有限公司进口开证额度700万美元，额度期限一年，收取10%保证金。授信由协诺物流（深圳）有限公司提供连带责任保证.

     As stated above, we agree to issue import line of credit for $7 million USD, with one year term and 10% security of deposit. SinoHub Electronics Shenzhen Limited will be the joint guarantor.

授信前提条件：开证期限不超过3个月；单笔开证金额不超过150万美元。
    贷后管理条件：1、关注申请人经营变动情况及他行授信态度变化；2、视国际业务结算量、叙做保付盈业务等综合回报情况及时调整授信策略。
     妥否，请审批。

Conditions before the credit release: the period of the letter of credit shall not exceed 3 months; any single amount shall not exceed $1.5 million USD. \r\n

Management requirement after the credit release: 1. pay attention to applicant business operation change and other credit altitude change; 2.adjust the credit policy according to the international business settlement amount.

Please authorize if the above plan is feasible.

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阶段名称:分行行长审批(对公)
Step Name：Approval of Branch Manager
提交动作：提交上级审批
Submitting Action: Submit to upper level for approval
收到时间:2010/12/22 14:42:25   完成时间:2010/12/23 09:02:03
Received Time: 2010/12/22 14:42:25; Completed Time: :2010/12/23 09:02:03
审批意见: Opinion：
同意 Approved

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阶段名称:初级/中级/高级审批官审批
Step Name：Beginner/Intermediate/Advanced Authorizer review
提交动作：提交资深审批官审批
Submitting Action: Submit to advance authorizer to review
收到时间:2010/12/23 09:02:03   完成时间:2010/12/23 18:59:39
Received Time: 2010/12/23 09:02:03; Completed Time: 2010/12/23 18:59:39
审批意见: Opinion：
同意 Approved
出帐先决条件及贷后管理要求:
Conditions before the credit release and the management requirement after the release:
出帐前提条件：1、核实贸易背景，不得用于关联交易；2、单笔开证金额不超过150万美元，远期证不超过3个月，押汇余额不超过400万美元，即期证押汇不超过3个月，远期证不押汇。\r\n贷后管理要求：1、关注申请人及关联方（含手机代工业务）经营情况、同业授信态度变化；2、我行授信对应业务销售款须通过我行帐户回笼，视后继结算归行、国际结算量等综合收益情况及时调整授信策略。
Conditions before the credit release: 1. check the trading background, the amount cannot be used related party transaction; 2. in the period of the letter of credit shall not exceed 3 months; any single amount shall not exceed $1.5 million USD. Current Letter of credit documentary bill shall not exceed 3 months, long term letter of credit documentary bill is not permitted. \r\n
Management requirement after the credit release: 1. pay attention to applicant business operation(including mobile phone business) change and other credit altitude change; 2. the related business payment using our line of credit shall be settled at our bank, and we shall adjust the credit policy according to the international business settlement amount.

建议内容：
Suggestion:
存量客户增额续做，2010年4月给予信用证额度500万美元（其中冻结200万），目前余额为信用证350万美元（敞口310万美元）。
Applicant is our banking customer. On April 2010, the Bank proved $5 million USD line of credit (Freezing amount of $2 million USD) to the customer. Currently, the balance is $3.5 million USD (exposure is $3.1 million USD).
   申请人主营IC代理以及自营进口业务， 及手机主板贸易，销售收入增长较快，今年1-9月销售7.5亿，利润约5000万，同期存货增长较快，9月末余额1.7亿，基本存放境外（香港），较难核实及监控，对客户给予帐期，应收款较多。同业对其授信支持力度尚可，使用以信用证和押汇为主。
   Applicant’s main business is IC distribution, import business, mobile phone PCBA trading. Its income increases in a high speed. This Jan to Sept, its income is about 750 million RMB, its profit is about 50 million RMB, and its inventory increase in a fast speed. By Sept, its balance is 170 million RMB, and nearly all of them are in HK, so it’s very difficult to oversee. The company has a lot of account receivables, and its customers have good credibility, mainly using letter of credit and documentary bill.
   申请人属轻资产的贸易链企业，可控资产不多，保证人协诺为关联方，人员同时在两公司兼职，财务状态类似但规模较小，实际为信用方式。鉴于前台与企业经营层较熟悉，叙做愿望强烈，拟将分行意见提交审议，给予信用证额度700万美元，期限一年，收10%保证金，由协诺物流（深圳）有限公司提供连带责任保证，本额度覆盖原有500万美元额度，妥否，请审议。
   Applicant belongs to light asset trading company, and has few controllable assets, guarantor is the related party. Employees are working in both companies, and two companies have the similar financial structure with smaller scale.  Since the front operational personnel is familiar with the company and willing to offer the line of credit, we suggest: issue import line of credit for $7 million USD, with one year term and 10% security of deposit. SinoHub Electronics Shenzhen Limited will be the joint guarantor.

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阶段名称:资深审批官审批
Step Name：advanced authorizer
提交动作：提交特级审批官审批
Submitting Action: submit to the senior advanced authorizer
收到时间:2010/12/23 18:59:39   完成时间:2010/12/25 22:45:35
Received Time: 2010/12/23 18:59:39; Completed Time: 2010/12/25 22:45:35
审批意见: Opinion：
同意 Approved

出帐先决条件及贷后管理要求:
出帐前提条件：1、核实贸易背景，不得用于关联交易；2、单笔开证金额不超过150万美元，远期证不超过3个月，押汇余额不超过400万美元，即期证押汇不超过3个月，远期证不押汇。\r\n贷后管理要求：1、关注申请人及关联方（含手机代工业务）经营情况、同业授信态度变化；2、我行授信对应业务销售款须通过我行帐户回笼，视后继结算归行、国际结算量等综合收益情况及时调整授信策略。
 Conditions before the credit release: 1. check the trading background, the amount cannot be used related party transaction; 2. in the period of the letter of credit shall not exceed 3 months; any single amount shall not exceed $1.5 million USD, the balance of the documentary bill shall not exceed $4 million USD. Current Letter of credit documentary bill shall not exceed 3 months; long term letter of credit documentary bill is not permitted. \r\n
Management requirement after the credit release: 1. pay attention to applicant business operation (including mobile phone business) change and other credit altitude change; 2. The related business payment using our line of credit shall be settled at our bank, and we shall adjust the credit policy according to the international business settlement amount.

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阶段名称:特级审批官审批
Step Name：senior advanced authorizer
提交动作：同意
Submitting Action: Agree
收到时间:2010/12/25 22:45:36   完成时间:2010/12/28 16:37:46
Received Time: 2010/12/25 22:45:36; Completed Time: 2010/12/28 16:37:46

审批意见:
Approval comments:
同意
Authorized
出帐先决条件及贷后管理要求:
出帐前提条件：1、核实贸易背景，不得用于关联交易；2、单笔开证金额不超过150万美元，远期证不超过3个月，押汇余额不超过400万美元，即期证押汇不超过3个月，远期证不押汇。\r\n贷后管理要求：1、关注申请人及关联方（含手机代工业务）经营情况、同业授信态度变化；2、我行授信对应业务销售款须通过我行帐户回笼，视后继结算归行、国际结算量等综合收益情况及时调整授信策略。
Conditions before the credit release: 1. check the trading background, the amount cannot be used related party transaction; 2. in the period of the letter of credit shall not exceed 3 months; any single amount shall not exceed $1.5 million USD, the balance of the documentary bill shall not exceed $4 million USD. Current Letter of credit documentary bill shall not exceed 3 months; long term letter of credit documentary bill is not permitted. \r\n
Management requirement after the credit release: 1. pay attention to applicant business operation (including mobile phone business) change and other credit altitude change; 2. The related business payment using our line of credit shall be settled at our bank, and we shall adjust the credit policy according to the international business settlement amount.

建议内容：
Suggestion:

业务品种：国际业务周转授信额度 申请额度币种: 美元 申请总额度: 7,000,000.00； 批准额度: 7,000,000.00； 申请利率浮动幅度(%): 0； 批准利率浮动幅度(%): 0； 额度到期日: 2011/12/21；
Type of business: international business line of credit
Type of currency: USD
Total applied amount: 7,000,000.00;
Authorized amount: 7,000,000.00
Applied floating rate of interests: 0;
Expiration date of the amount: 2011/12/21